THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OTHER THAN PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                                      [[Name]]

                              COMMON STOCK WARRANT

                            Void after April 10, 2005

Warrant No. [[Certificate]]
                                                                  April 10, 2000

         This certifies that, for value received, [[Name]] or its permitted assigns is entitled, subject to the terms and conditions set forth herein (including the exercise conditions of Section 2), to purchase from ICG
Communications, Inc., a Delaware corporation, up to [[No]] fully paid and nonassessable shares (the "Shares") of Common Stock (as defined herein) at the exercise price of $34.00 per share (the "Exercise Price"). The Exercise Price and number of Shares is subject to adjustment as provided in this Warrant. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

    Section 1.     Definitions.

              As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

          (a) "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

          (b) "Capital Stock" or "capital stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or non-voting) of such Person's capital stock, whether outstanding on the date of the Warrant or issued after the date of the Warrant, and any and all rights (other than any evidence of indebtedness) or warrants exercisable or exchangeable for or convertible into such capital stock.

          (c) "Certificate of Designation" means the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights, Qualifications, Limitations and Restrictions thereof relating to the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock.

          (d) "Common Stock" means shares of the Company's common stock, par value $0.01 per share, and capital stock of any other class or series into which the Common Stock may hereafter be changed.

          (e) "Company" means ICG Communications, Inc. and any Person that shall succeed to or assume the obligations of the Company under this Warrant.

          (f) "Person" means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

          (g) "Series A Preferred Stock" means the Series A-1 Preferred Stock, the Series A-2 Preferred Stock and the Series A-3 Preferred Stock.

          (h) Series A-1 Preferred Stock" means the 8% Series A-1 Convertible Preferred Stock due 2015, initial liquidation preference $10,000 per share, par value $0.01 per share, of the Company.

          (i) "Series A-2 Preferred Stock" means the 8% Series A-2 Convertible Preferred Stock due 2015, initial liquidation preference $10,000 per share, par value $0.01 per share, of the Company.

          (j) "Series A-3 Preferred Stock" means the 8% Series A-3 Convertible Preferred Stock due 2015, initial liquidation preference $10,000 per share, par value $0.01 per share, of the Company.

          (k) "Warrantholder", "holder of Warrant", "holder", or similar terms refers to the holder of this Warrant.

    Section 2.     Exercise Provisions.

          (a) Exercisability.

              The holder of this Warrant may exercise it in whole or in part to the extent then exercisable by surrender of this Warrant, with the form of subscription at the end of this Warrant duly executed by the holder, to the Company at its principal office (or to the office of the Warrant Agent as contemplated in Section 6(b), if applicable), accompanied by payment, in lawful money of the United States, of the amount obtained by multiplying the Exercise Price (as adjusted from time to time pursuant to the terms of this Warrant) by the number of shares of Common Stock designated in such completed subscription form. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the day of surrender of such Warrant, and the person or persons entitled to receive shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.

          (b) Payment of Exercise Price.

              Payment shall be made by check payable to the Company.

          (c) Net Issue Exercise.

              Notwithstanding any provisions herein to the contrary, if the fair market value (as defined below) of one share of Common Stock is greater than the Exercise Price (on the date of exercise of this Warrant), in lieu of exercising this Warrant in exchange for cash, the holder may elect to exercise all or a portion of this Warrant by canceling all or a portion of this Warrant and receiving in exchange therefor shares of Common Stock (as determined below) equal to the value of this Warrant, or the portion thereof being canceled, by surrender of this Warrant at the principal office of the Company (or the office of the Warrant Agent contemplated by Section 6(b), if applicable) together with a duly executed form of subscription, in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                                    X=Y(A-B)
                                      ------
                                        A

Where               X =              the number of shares of Common Stock to
                                     be issued to the holder
                    Y =              the number of shares of Common Stock
                                     purchasable under the Warrant or, if only a portion of the Warrant is being exercised, under the portion of the Warrant being exercised (on the date of exercise)

                    A = the fair market value of one share of the Common Stock (on the date of exercise)
                    B =              the Exercise Price (as adjusted to the
                                     date of exercise)

For purposes of the above calculation, "fair market value" of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, where a public market exists for the Common Stock at the time of such exercise, the "fair market value", per share shall be equal to the average for the five (5) trading days prior to the date of such exercise of the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock quoted on the Nasdaq National Market System or the principal exchange on which the Common Stock is then listed, whichever is applicable, as published in The Wall Street Journal.

          (d) Restrictions on Exercise.

              This Warrant is exercisable at any time and from time to time from the date hereof, provided this Warrant has not terminated pursuant to
Section 10.

    Section 3.     Delivery of Stock Certificates.

              As soon as possible after full or partial exercise of this Warrant in accordance with the terms hereof and in any event within ten (10) days after such exercise, the Company, at its expense, will cause to be issued in the name of and delivered to the holder of this Warrant, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which that holder shall be entitled upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will also execute and deliver a new Warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised. No fractional shares or scrip representing fractional shares will be issued upon exercise of this Warrant. If upon any exercise of this Warrant a fraction of a share would otherwise be issuable, the Company will, in lieu of issuing such fraction of a share, round down to the nearest whole share if such fraction is an amount less than 0.5 and round up to the nearest whole share if such fraction is an amount equal to or greater than 0.5 and shall issue the appropriate number of full shares of Common Stock that shall be issuable upon exercise of this Warrant.

    Section 4.     Adjustment Provisions.

              The Exercise Price shall be adjusted from time to time by the Company as follows:

          (a) If the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding shares of Common Stock in shares of Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date (as defined in Section 4(f)) fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Common Stock Record Date. If any dividend or distribution of the type described in this Section 4(a) is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

          (b)

              (i) In case the Company shall issue or sell any Common Stock, or securities convertible into or exercisable or exchangeable for shares of Common Stock (other than Common Stock, or securities convertible into or exercisable or exchangeable for shares of Common Stock, issued (A) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock-related director or employee compensation plan or arrangement of the Company approved by the Board of Directors (provided that, with respect to any stock option or other right granted after April 7, 2000, the per share exercise price of such option or right is equal to or greater than the per share Closing Price of the Common Stock on the date of the grant thereof), (B) as consideration for the acquisition of a business or of assets (provided that the fair market value of such business or assets, as determined by the Board of Directors in good faith, is equal to or greater than the aggregate Current Market Price of the Common Stock to be issued as consideration for such acquisition, in each case determined at the time the Company enters into a binding agreement with respect to such acquisition), (C) pursuant to warrants outstanding on the date hereof, (D) upon the conversion of any shares of Series A Preferred Stock pursuant to Section 12(a) of the Certificate of Designation, (E) upon the automatic conversion of shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock pursuant to Section 12(i) of the Certificate of Designation, or (F) upon exercise or conversion of any security the issuance of which caused an adjustment under the provisions hereof or the issuance of which did not require adjustments hereunder), for a consideration per share (or, in the case of convertible or exchangeable securities having a conversion or exercise price per share of Common Stock) less than the Current Market Price of the Common Stock on the date of such issuance, the Exercise Price in effect immediately prior to such issuance or sale shall be reduced effective as of immediately following such issuance or sale by multiplying such Exercise Price by a fraction, (1) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance or sale and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Current Market Price in effect immediately prior to such issuance or sale and (2) the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance or sale and the number of additional shares of Common Stock to be issued or sold (or, in the case of convertible or exchangeable securities, issuable on conversion, exercise or exchange).

              (ii) If the Company shall offer or issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 4(f)) on the Common Stock Record Date fixed for the determination of shareholders entitled to receive such rights or warrants, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect at the opening of business on the date after such Common Stock Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock subject to such rights or warrants would purchase at such Current Market Price and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date plus the total number of additional shares of Common Stock subject to such rights or warrants for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Common Stock Record Date fixed for determination of shareholders entitled to purchase or receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account (x) any consideration received for such rights or warrants, with the value of such consideration and the amount of such exercise or subscription price, if other than cash, to be determined by the Board of Directors and (y) the amount of any exercise price or subscription price required to be paid upon exercise of such warrants or rights.

          (c) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d)

              (i) If the Company shall, by dividend or otherwise, distribute to all holders of its shares of Common Stock any class of capital stock of the Company (other than any dividends or distributions to which Section 4(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants of a type referred to in
     Section 4(b)(ii) and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 4(k) applies) (the foregoing hereinafter in this Section 4(d) called the "Distributed Securities"), then, in each such case, the Exercise Price shall be reduced so that the same shall be equal to the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the Common Stock Record Date (as defined in Section 4(f)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in Section 4(f)) on such date less the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the Distributed Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Common Stock Record Date; provided, however, that, in the event the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Common Stock Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that a Warrantholder shall have the right to receive upon exercise of this Warrant (or any portion thereof) the amount of Distributed Securities such holder would have received had such holder exercised this Warrant (or portion thereof) immediately prior to such Common Stock Record Date. If such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 4(d) by reference to the actual or when issued trading market for any securities constituting all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to
     Section 4(f)) to the extent possible.

               (ii) Rights or warrants distributed by the Company to all holders of shares of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Dilution Trigger Event"): (A) are deemed to be transferred with such shares of Common Stock; (B) are not exercisable; and
     (C) are also issued in respect of future issuances of shares of Common Stock, shall be deemed not to have been distributed for purposes of this
     Section 4(d) (and no adjustment to the Exercise Price under this Section 4(d) shall be required) until the occurrence of the earliest Dilution Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment to the Exercise Price under this Section 4(d) shall be made. If any such rights or warrants, including any such existing rights or warrants distributed prior to the first issuance of the Warrants, are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants, without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Dilution Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Exercise Price under this Section 4(d) was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Exercise Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Dilution Trigger Event, as the case may be, as though it were a cash distribution to which this Section 4(d) were applicable, equal to the per share redemption or repurchase price received by a holder or holders of shares of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Exercise Price shall be readjusted as if such rights and warrants had not been issued.

              (iii) Notwithstanding any other provision of this Section 4(d) to the contrary, rights, warrants, evidences of indebtedness, other securities cash or other assets (including, without limitation, any rights distributed pursuant to any shareholder rights plan) shall be deemed not to have been distributed for purposes of this Section 4(d) if the Company makes proper provision so that a Warrantholder who exercises this Warrant (or any portion thereof) after the date fixed for determination of shareholders entitled to receive such distribution shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, the amount and kind of such distributions that such Warrantholder would have been entitled to receive if such holder had immediately prior to such determination date, exercised this Warrant.

              (iv) For purposes of this Section 4(d) and Sections 4(a) and 4(b), any dividend or distribution to which this Section 4(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which 4(b) applies (or both), shall be deemed instead to be (A) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 4(b) applies (and any Exercise Price reduction required by this Section 4(d) with respect to such dividend or distribution shall then be made) immediately followed by (B) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Exercise Price reduction required by Sections 4(a) or 4(b) with respect to such dividend or distribution shall then be made), except that (1) the Common Stock Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution", "the Common Stock Record Date fixed for such determination" and "the Common Stock Record Date" within the meaning of Section 4(a) and as "the date fixed for the determination of shareholders entitled to receive such rights or warrants", "the Common Stock Record Date fixed for the determination of the shareholders entitled to receive such rights or warrants" and "such Common Stock Record Date" for purposes of Section 4(b), and (2) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" for the purposes of Section 4(a).

          (e) If a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) as of the expiration of such tender offer, of consideration payable in respect of any other tender offers by the Company or any of its subsidiaries for all or any portion of the shares of Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 4(e) has been made, exceeds 5% of the net income of the Company reported for the 12 month period ending with the fiscal quarter next preceding such payment (the "12 Month Net Income") (determined as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended)), then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of a share of Common Stock on the trading day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the shares of Common Stock on the trading day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such tender offer had not been made. If the application of this
Section 4(e) to any tender offer would result in an increase in the Exercise Price, no adjustment shall be made for such tender offer under this Section 4(e).

          (f) For purposes of this Section 4, the following terms shall have the meaning indicated:

                         "Closing Price" with respect to any securities on any day means the closing sale price as of 4:00 p.m. Eastern Time on such day or any earlier final closing on such day or, if no such sale takes place on such day, the average of the reported high and low bid prices on such day, in each case on the Nasdaq National Market, or the New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such national market or exchange, on the national stock exchange or Commission recognized trading market in the United States on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national stock exchange or Commission recognized trading market in the United States, the average of the high and low bid prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated or a similar generally accepted reporting service in the United States, or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors.

                         "Common Stock Record Date" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                         "Current Market Price" means the average of the daily Closing Prices per share of Common Stock for the 10 consecutive trading days immediately prior to the date in question; provided, however, that
        (A) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to Section 4(a), 4(b), 4(c), 4(d) or 4(e) occurs during such 10 consecutive trading days, the Closing Price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Exercise Price is so required to be adjusted as a result of such other event, (B) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to Section 4(a), 4(b), 4(c), 4(d) or 4(e) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event and
        (C) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (A) or (B) of this proviso, the Closing Price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any good faith determination of such value for purposes of Section 4(d), whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under
        Section 4(e), the Current Market Price on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding trading days; provided, however, that, if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Exercise Price pursuant to Section 4(a), 4(b), 4(c), 4(d) or 4(e) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date (1) when used with respect to any issuance or distribution, means the first date on which the shares of Common Stock trade regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective and (3) when used with respect to any tender or exchange offer means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Exercise Price are called for pursuant to this Section 4, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 4 and to avoid unjust or inequitable results, as determined in good faith by the Board of Directors.

                         "Fair Market Value" means the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

          (g) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 4(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made by the Company and shall be made to the nearest cent. No adjustment need be made for a change in the par value or no par value of the Common Stock.

          (h) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly file with the Warrant Agent an Officer's Certificate setting forth the Exercise Price after such adjustment and the number of shares of Common Stock for which this Warrant will be exercisable after such adjustment pursuant to Section 4(l) and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to each Warrantholder at such holder's last address appearing on the register of holders maintained for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

          (i) In any case in which this Section 4 provides that an adjustment shall become effective immediately after a Common Stock Record Date for an event, the Company may defer until the occurrence of such event issuing to the holder of any Warrant exercised after such Common Stock Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment.

          (j) For purposes of this Section 4, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or by any of its subsidiaries. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company or by any of its subsidiaries.

          (k) In case of any consolidation of the Company with, or merger of the Company into, any other Person, or in case of any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale, conveyance or transfer of all or substantially all the assets of the Company, the Warrantholders shall have the right thereafter, during the period such Warrant shall be exercisable as specified in Section 2(d), to convert such Warrants into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by a holder of the number of shares of Common Stock of the Company for which the Warrants might have been exercised immediately prior to such consolidation, merger, conveyance or transfer, assuming such holder of shares of Common Stock of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer (provided that, if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer is not the same for each share of Common Stock of the Company in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section 4(k) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such securities shall provide for adjustments which, for events subsequent to the effective date of the triggering event, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4(k). The above provisions of this
Section 4(k) shall similarly apply to successive consolidations, mergers, conveyances or transfers.

          (l) Upon each adjustment of the Exercise Price as a result of the operation of this Section 4, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock obtained by multiplying the number of shares covered by this Warrant immediately prior to this adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

          (m) In the event that a Warrantholder would be entitled to receive upon exercise hereof any Redeemable Capital Stock and the Company redeems, exchanges or otherwise acquires all of the outstanding shares or other units of such Redeemable Capital Stock (such event being a "Redemption Event"), then, from and after the effective date of such Redemption Event, the Warrantholder shall be entitled to receive upon exercise, in lieu of shares or units of such Redeemable Capital Stock, the kind and amount of shares of stock and other securities and property receivable upon the Redemption Event by a holder of the number of shares or units of such Redeemable Capital Stock for which this Warrant could have been exercised immediately prior to the effective date of such Redemption Event (assuming, to the extent applicable, that such holder failed to exercise any rights of election with respect thereto and received per share or unit of such Redeemable Capital Stock the kind and amount of stock and other securities and property received per share or unit by a plurality of the non-electing shares or units of such Redeemable Capital Stock), and (from and after the effective date of such Redemption Event) the Warrantholder shall have no other purchase rights under this Warrant with respect to such Redeemable Capital Stock. For purposes of this Section 4(m) "Redeemable Capital Stock" means a class or series of capital stock of the Company that provides by its terms a right in favor of the Company to call, redeem, exchange or otherwise acquire all of the outstanding shares or units of such class or series.

    Section 5.     Notice of Certain Events.

               In case:

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its earned surplus; or

          (b) the Company shall authorize the granting to all holders of its shares of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (c) of any reclassification of the Common Stock (other than a subdivision or combination of the Company's outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, conveyance or transfer of all or substantially all the assets of the Company;

          (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

          (e) of the taking of any other action referred to in Section 4;

then the Company shall cause to be mailed to all Warrantholders at their last addresses as they shall appear on the books of the Company, at least 20 Business Days (or 10 Business Days in any case specified in clause (a) or (b) above) prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give the notice required by this Section 5 or any defect therein shall not affect the legality or validity of any dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up, or the vote upon any such action.

    Section 6.     Transfer of Warrants.

          (a) Warrant Register.

         The Company shall maintain a register (the "Warrant Register") containing the names, addresses and facsimile numbers of the holder(s). Any holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such a change. Until this Warrant is transferred on the Warrant Register, the Company may treat the holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b) Warrant Agent.

         The Company may, by written notice to the holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 6(a) above, issuing any other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance or replacement, as the case may be, shall be made at the office of such agent.

          (c) Transferability and Negotiability of Warrant.

         Title to this Warrant may be transferred by endorsement (by the holder executing the Assignment Form attached hereto) and delivery in the same manner as negotiable instruments transferable by endorsement and delivery.

          (d) Exchange of Warrant Upon a Transfer.

         On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Securities Act, the Company at its expense shall issue to or on the order of the holder a new warrant or warrants of like tenor, in the name of the holder or as the holders (on payment by the holder of any applicable transfer taxes) may direct, exercisable for the number of Shares issuable upon the exercise hereof.

    Section 7.     Registration Rights.

              If the holder of this Warrant is a party to, or an assignee of rights under, that certain Registration Rights Agreement, dated April 7, 2000 (the "Registration Rights Agreement"), such holder shall be entitled to include any shares of Common Stock or other securities received upon exercise of the Warrant with such holder's Registrable Securities (as such term is defined in the Registration Rights Agreement), on the terms and conditions as set forth in the Registration Rights Agreement.

    Section 8.     Amendment and Waivers.

              No amendment, modification or termination of this Warrant shall be binding unless executed in writing by the Company and the Warrantholder intending to be bound thereby.

    Section 9.     Waivers and Extensions.

              Any provision of this Warrant may be amended, waived or modified only if such amendment, waiver or modification is in writing, is signed by the party intending to be bound, and specifically refers to this Warrant. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

    Section 10.    Termination.

              The right to exercise this Warrant shall expire and shall be void at 5:00 p.m., New York City time on April 10, 2005.

    Section 11.    Reservation of Stock.

              The Company covenants that it will at all times reserve and keep available, solely for issuance upon exercise of this Warrant, all shares of Common Stock or other securities from time to time issuable upon exercise of this Warrant and, subject to any existing contractual limitations, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock or other securities issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, as set forth herein, will be fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof. The Company also agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon exercise of this Warrant.

    Section 12.    Replacement.

               On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

    Section 13.    No Rights as Stockholder.

              Except as provided in Section 2 or Section 4, no holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any holder of this Warrant as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meeting of stockholders, to receive dividends or subscription rights or otherwise.

    Section 14.    Miscellaneous Provisions.

          (a) Governing Law.

              This Warrant shall be governed by, interpreted under, and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (b) Notices.

              All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Warrant shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, to such address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable air courier service.

          (c) Binding Effect.

              The provisions of this Warrant shall be binding upon the Company and its successors and assigns.

          (d) Remedies.

              In the event of a breach of this Warrant, the holder shall be entitled to injunctive relief and specific performance of its rights under this Warrant, in addition to all of its rights granted by law, including, without limitation, recovery of damages. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of this Warrant by the Company and hereby waives any defense in any action for injunctive relief or specific performance that a remedy at law would be adequate.

          (e) Headings.

              Titles  and   headings  of  sections  of  this  Warrant   are  for
convenience only and shall not affect the construction of any provision of this Warrant.

               IN WITNESS WHEREOF, the Company has executed this Warrant as of the date set forth above.

                                            ICG COMMUNICATIONS, INC.

                                            By:_____________________________
                                                 Name: H. Don Teague
                                                 Title: Executive Vice President

                                SUBSCRIPTION FORM

                  (To be signed only upon exercise of Warrant)


To:  ICG Communications, Inc.
Attention:  Secretary

     1. The undersigned, the holder of the attached Warrant, hereby irrevocably elects to [exercise the purchase right represented by that Warrant for, and to purchase under that Warrant, ___________1 shares of Common Stock and herewith tenders any necessary payment of the purchase price in such number of shares in full.] [to exercise [all][a portion] of the purchase right represented by that Warrant by canceling the Warrant with respect to ___________ shares of Common Stock in exchange for a number of shares of Common Stock equal to the value [as determined pursuant to the Warrant] as the [portion of the] Warrant [being canceled].

     2. In exercising the Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock or other securities to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and that the undersigned will not sell, offer for sale, pledge, hypothecate or otherwise dispose of any shares of Common Stock, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

     3. Please issue a certificate(s) representing said shares of Common Stock in the name of the undersigned or in the name of the transferee specified below.

     4. Please issue a new Warrant for the unexercised portion in the name of the undersigned or in the name of the permitted transferee specified below.

     5. Please deliver any certificate(s) or Warrant to the following address.



Name:___________________________
Address:_________________________
Attention:________________________



Dated:
                                             By:  ______________________________
                                                  Name


1 Insert here the number of shares called for on the face of the Warrant (or, in the case of partial exercise, the portion as to which the Warrant is being exercised), without making any adjustment for additional shares of Common Stock or any other securities or property which, under the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                 ASSIGNMENT FORM

               FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                            No. of Shares of
                                                        Common Stock



and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to register such transfer onto the books of ICG Communications, Inc. maintained for the purpose, with full power of substitution in the premises.

Date:                                             Print Name:

                                                  Signature:
                                                  Witness:



NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.